Exhibit 99.2


                                  CONSECO LOGO

                            Security Analysts Update

                               COMPREHENSIVE DEBT
                              RESTRUCTURING PROGRAM


                 Restores responsible debt levels and stability to the balance sheet and in the operating Businesses.

                           Forward-Looking Statement              Conseco Logo



Note on forward-looking statements: All statements, trend analyses and other information contained in this release and elsewhere (such as in filings by Conseco with the Securities and Exchange Commission, press releases, presentations by Conseco or its management or oral statements) relative to markets for Conseco's products and trends in Conseco's operations or financial results, as well as other statements including words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," "will," "should," "could," "goal," "target," "on track," "comfortable with," "optimistic" and other similar expressions, constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors which may cause actual results to be materially different from those contemplated by the forward-looking statements. Such factors include, among other things: (1) general economic conditions and other factors, including prevailing interest rate levels, stock and credit market performance and health care inflation, which may affect (among other things) Conseco's ability to sell its products, its ability to make loans and access capital resources and the costs associated therewith, the market value of Conseco's investments, the lapse rate and profitability of policies, and the level of defaults and prepayments of loans made by Conseco; (2) Conseco's ability to achieve anticipated synergies and levels of operational efficiencies; (3) customer response to new products, distribution channels and marketing initiatives; (4) mortality, morbidity, usage of health care services and other factors which may affect the profitability of Conseco's insurance products; (5) performance of our investments; (6) changes in the Federal income tax laws and regulations which may affect the relative tax advantages of some of Conseco's products; (7) increasing competition in the sale of insurance and annuities and in the finance business; (8) regulatory changes or actions, including those relating to regulation of financial services affecting (among other things) bank sales and underwriting of insurance products, regulation of the sale, underwriting and pricing of products, and health care regulation affecting health insurance products; (9) the outcome of Conseco's efforts to sell assets and reduce, refinance or modify indebtedness and the availability and cost of capital in connection with this process; (10) actions by rating agencies and the effects of past or future actions by these agencies on Conseco's business; and (11) the risk factors or uncertainties listed from time to time in Conseco's filings with the Securities and Exchange Commission.

                         The Market's View of Conseco?             Conseco Logo

Image of a weight lifter with the word FINANCE written on his left arm and the word INSURANCE written on his right struggling to lift a dumbbell that has the word HOLDING on it

                                What is Conseco?                  Conseco Logo

The appropriate depiction of Conseco, as we see it.

Insurance Co's                              Finance Co
--------------                              ----------

Strengths                                   Strengths
---------                                   ---------
o Valuable distribution                     o Disciplined credit risk and
     -#1 in agent-produced medial               pricing philosophies
      supplement insurance                  o 30% market share in manufactured
     -#2 in long-term care insurance            housing
     -#3 in equity-indexed annuities        o Growing position in less
o Solid RBC (2.58 at 6/30/00)                   competitive home equity market
o Highly liquid investment-grade bond       o Sophisticated target marketing
     portfolio                                  and segmentation
o Emerging Conseco Capital Mgt.


                            Holding Co.
                           -----------

                          o Bloated debt
                          o "Corporate" expenses
                          o Non-strategic equity inv.

                                 Conseco Parent:
                       Debt and Trust Preferred Securities
                             (Accumulation Period)               Conseco Logo


(MM)
Outstandings                  Bar Chart Graphic demonstrating levels of Public
------------                  Debt, Bank Debt and Trust Preferreds.
Total
Debt
+
Preferreds

                                                                                                                  1st 1/2
                                                              1996           1997           1998          1999      2000
                                                 ----------------------------------------------------------------------
CASH       Inflow From Operating Activities
           --------------------------------
            Insurance Companies                        $ 221.2      $ 326.0        $ 277.7        $ 361.8      $ 225.0
            Finance Company                                  -            -       (1,971.0)      (1,246.0)      (284.0)(1)
            Other                                          1.6        (19.9)          17.6          (23.3)        28.5
                                                 ----------------------------------------------------------------------
                            Total Operating Cash Flow  $ 222.8      $ 306.1     $ (1,675.7)      $ (907.5)     $ (30.5)
                                                 ======================================================================
CASH       Outflow to Service H.C. Debt
           ----------------------------
            Bank and Public Debt Interest               $ 78.6      $ 143.9        $ 236.3        $ 345.5      $ 222.8
            Preferred Dividends                            2.9         65.7          132.6          193.7        115.6
                                                 ----------------------------------------------------------------------
                            Total Fixed Charges         $ 81.5      $ 209.6        $ 368.9        $ 539.2      $ 338.4
                                                 ======================================================================

(1) Does not include proceeds to parent from whole loan sale in May 2000


Two Issues:       1.  Total Debt         2. Finance Cash Flow

New Team Assembled In Early July Faced                      Conseco Logo
Immediate Motivating "Total Debt" Issue


    June 29, 2000                July 10, 2000                July 10, 2000
    -------------                -------------                -------------
1)Gary Wendt employed   2)Street, Keenoy, Borom employed 3)Tom Hagerty employed
     as CEO                 as "Restoration Activists"         as acting CFO

                                    July 2000


Debt Maturities 2000 and 2001 (excluding Officer & Director Guarantees)
-----------------------------------------------------------------------


Bank Debt                            9/22/00          $1,221.0

Public Debt                         12/15/00             131.5

                                                 Subtotal 2000      $1,352.5
                                                               ==============

Public Debt Due June, 2001                                            $668.9

                                                         Total      $2,021.4
                                                               ==============



Objective:  Find a Solution that Looks Beyond "Sept 01"
-------------------------------------------------------

Responsive Actions Began Immediately                   Conseco Logo

Objective: Reduce debt to responsible levels without disrupting income producing activities


    June 29, 2000                July 10, 2000                July 10, 2000
    -------------                -------------                -------------
1)Gary Wendt employed   2)Street, Keenoy, Borom employed 3)Tom Hagerty employed
     as CEO                 as "Restoration Activists"        as acting CFO

                                    July 2000

                 New Management lifted the bar with two actions:

                   Graphic of dumbbell the length of the page

Nonstrategic assets Major restructuring of Conseco Finance underway "rounded up" and - 5 business activities to be sold/closed; sales underway - 15 branches in MH being closed;
                                  - 31 branches in home equity being closed;
                                  - 2000 total employees laid off;
                                  - $150 million expense reductions
                                  - Plus: Slow the Growth



Actions would provide $2 billion for debt repayment over the next five quarters and stop the need to invest more in Finance without changing strategic position

Solved By Proposing a Comprehensive Program                      Conseco Logo
For Debt Reduction: Years 2000 and 2001

-------------                --------------            -----------
                               Parent Co.
Insurance Cos.               Private Equity            Finance Co.
                              Investments
-------------                --------------            -----------
|            |                      |                     |
|            |                      |                     |
|            |                      |                     |
|            |  Non-strategic       |       Non-strategic |
|            -------------------    |       --------------
|                  assets      |    |       |    assets
|                              |    |       |
|                             \|/  \|/     \|/
|                     -------------------------------
|                               "The Box"
|Cash from
|reinsurance          1. Assets to be sold/run down
-------------------      in non-fire sale mode
 proceeds,            2. All cash to be used to pay
 if necessary           debt

                     -------------------------------
                                   /\
                                 /    \
                               /        \
                             /            \
                           /                \
               Pay public debt              Reduce bank debt
                 as required           ($1.2 billion repaid by the
              ($800 million due             end of 2001)
                2000 and 2001)

Significant Non-Strategic Assets Were Identified That              Conseco Logo
Would Result in Significant Cash Proceeds and
Elimination of Expenses

Progress in Restoration Activities Taken Thus Far Is Very Positive:

                                              Net Cash        Potential          When
Item:                                         Proceeds         Change          Expected    Comments on Potential Upside
                                             ---------------------------------------------------------------------------------
Sub Prime Auto Receivables                         $ 150 mm                       DONE
VISA/MC Portfolio                                    150         +        32      DONE      Projected collections on delinquent
                                                                                             A/R not sold as part of transaction
Identify Ineligible Inventory                         25                          DONE
Move Credit Card to CNC Bank                         245         +        33      DONE      Incremental PLCC available to be
Refinancing of B-2's                                  80         +        20     AGREED     transferred Part of Lehman agreement
ABL Portfolio                                         40         +         3      DONE      Completed
LOC for Servicer Advances                             30
Champion Home                                         30
Fleetwood/Palm Harbor                                100         +        10                Incremental overconcentration from
Renegotiate Repo Lines with Merrill Lynch             45         +         7      WORK      Patriot Homes Merrill proposal to
Financing/Sale of Insurance Receivables               90                          UNDER     increase advance rates
Argosy Riverboat                                     225         +        65       WAY      Appraisals support higher valuation
Vendor Services                                      110         +        10                Fifteen oral indications of interest.
Tritel                                               500
Major Medical Line                                   150
Truck Portfolio                                       50         +        30                New strategy to sell truck lease
                                             ------------          ----------               portfolio; run-off loans
SUBTOTAL -Sales/Restructurings                   $ 2,020 mm            $ 210
Apply Cash Available                                 155
                                             ------------
TOTAL                                            $ 2,175 mm
                                             ============


                        --------------------------------
                         No fire sales! Strategy works!
                        --------------------------------

Operating "The Box"  -  2000 / 2001                               Conseco Logo

Cash at Closing                                    Status
---------------                                    ------
MC Visa Cash               $150 mm       - Done                                 $700mm      [$650 TO BANKS]
Subprime Auto Cash         $150          - Done                                 ------->
Private Label Credit Card  $245          - Done                                             [$50 TO BANKS
Cash on Hand               $155                                                                FOR D&O
                           ----                                                               COLLATERAL]
                           $700

--------------------------------------------------------------------------------
Expected 2000 Asset Sales                           Status
-------------------------                           ------
ABL Portfolio              $ 40       - Done
Ineligible Inventory       $ 25       - Done
B-2's                      $ 80       - Agreement from Lehman
Palm Harbor/Fleetwood      $100       - Oral Agreement to Repay                 $800mm       [$100 TO CNC]
Servicer Advances          $ 30       - Discussions Commenced                   ------->    [$100 TO BANKS]
Renegotiate Repo lines     $ 45       - Oral Agreement with ML                           [$600 FOR PUBLIC DEBT]
Monetize Insurance Rec.    $ 90       - Process Underway
Champion Homes             $ 30       - Company In Agreement to Repay
Argosy                     $225       - Appraisals Received
Vendor Services            $110       - Preliminary Bids Due 9/15
Truck Leasing              $ 25
                           -----
                           $800

--------------------------------------------------------------------------------
Expected 2001 Asset Sales                           Status
-------------------------                           ------
Monetize Tritel            $500       - Discussions Underway                    $675mm    [$200 FOR PUBLIC DEBT]
Insurance Lines            $150       - Offering Memo Complete                  ------->     [$475 TO BANKS]
Truck Leasing              $ 25       - Run-off
                           ----
                           $675



Why Conseco Finance Now Cash Positive                             Conseco Logo


O        DRAMATIC REDUCTION IN GROWTH

         o        $20 billion managed receivable growth mid 1998-2000

         o Restructured business plan assumes managed receivables growth thru 2004 grows less than $5 billion


O        OVER $1 BILLION IN B-2 PIECE MID 1998-2000

         o Prior strategy was to retain assets which yielded above cost of borrowing

         o Now selling of B-2's as part of plan - - consistent with past practices


O        EXPENSE IMPLICATIONS OF RESTRUCTURED BUSINESS PLAN

         o Significantly downsized expense structure results in $150 million ongoing expense savings

         o        Elimination of sub-scale/unprofitable business lines (e.g.
                  Truck and ABL)


O   RECENT FINANCING TRANSACTIONS              O   CORPORATE TAX STATUS UPDATE

    o  Recent securitizations require              o  Completion of 1999 returns
       5% cash vs. 7% cash in business                indicates ongoing NOL's.
       model.

    o  Warehouse efficiencies and line             o  Intercompany tax sharing
       reduction will free up working                 payments are well in
       capital.                                       excess of corporate tax
                                                      obligations.


                O    COMPETITIVE ENVIRONEMNT

                     o Decreased competition will allow for whole loan sales.

                     o Better spreads available for retained business.

Progress in Restructuring The Finance Company                     Conseco Logo


- 5 BUSINESS ACTIVITIES TO BE              - 31 BRANCHES IN HOME EQUITY                    - $150 MILLION EXPENSE
        SOLD/CLOSED;                               BEING CLOSED;                                    REDUCTIONS ;
- 15 BRANCHES IN MH BEING CLOSED;          - 2000 TOTAL EMPLOYEES LAID OFF;                    - SLOW THE GROWTH



                                              2000               2001             2002              2003              2004
                                          -------------      -------------    -------------     -------------     -------------
ORIGINATION POTENTIAL ($16.6B IN 1999)    $15.0 BILLION      $15.0 BILLION    $15.0 BILLION     $15.0 BILLION     $15.0 BILLION
ORIGINATIONS SOUGHT                       $10.0 BILLION      $10.0 BILLION    $11.0 BILLION     $12.0 BILLION     $12.0 BILLION
USED TO REPLACE/BUILD                      $9.9 BILLION       $7.5 BILLION     $7.5 BILLION      $7.5 BILLION      $8.0 BILLION
                                          -------------      -------------    -------------     -------------     -------------
Available for outplacement                  $.1 Billion       $2.5 Billion     $3.5 Billion      $4.5 Billion      $4.0 Billion


Operating cash flows                              $ 404              $ 507            $ 544             $ 653             $ 713
                                          =====================================================================================
REQUIRED FOR DEBT REPAYMENT @ CORP.                  NA              $ 250            $ 335             $ 385             $ 450
                                          =============      =============    =============     =============     =============


Insurance Operating Results -
GAAP Basis                                                       Conseco Logo


                                            1999            2000            2001           2002           2003          2004
                                         -----------     -----------    ------------    ----------     ----------    -----------
Revenue
     Insurance policy income              $ 3,149.3       $ 3,291.8       $ 3,446.6     $ 3,672.8      $ 3,866.8      $ 4,164.5
     Net investment income                  1,819.5         1,809.3         1,818.5       1,863.1        1,940.1        2,091.5
     Other income                                 -             1.2               -             -
                                         -----------     -----------    ------------    ----------     ----------    -----------
                          Total revenue   $ 4,968.8       $ 5,102.3       $ 5,265.1     $ 5,535.9      $ 5,806.9      $ 6,256.0
                                         ===========     ===========    ============    ==========     ==========    ===========


     Cash to Parent                         $ 361.8         $ 450.0         $ 450.0       $ 475.0        $ 510.0        $ 510.0
                                         ===========     ===========    ============    ==========     ==========    ===========

o    Aggressive expense management and staff reductions

o    Review of operating process to improve productivity

o Focus on most profitable products - add to product offerings where appropriate

o    Target revenue growth of 5 - 6% per year

Note: Projections exclude major medical.

Comprehensive Debt Restructuring
  Debt Repayment  2000-2003; 2005                               Conseco Logo

------------------------------------------------------------------------------------------------------------------------------
                                              Sept.-Dec.
                                              Sept.-Dec.
                                                 2000                  2001                 2002                  2003
                                             --------------       ---------------       --------------        --------------
       Cash Sources:
       Cash on Hand                                  $ 280                 $ 330                $ 420                 $ 263

       Operating Cash:
            Insurance                                  160                   450                  475                   510
            Finance                                     73                   250                  335                   385
                                             --------------       ---------------       --------------        --------------
                     Subtotal Operating Cash           233                   700                  810                   895

       CNC "Box" Participation                         130                     -                   90                     -
                                             --------------       ---------------       --------------        --------------
                          Total Cash Sources           643                 1,030                1,320                 1,158


                                 -------------
                                 SEE THE "BOX"   Prepay $90 ------>
                                 -------------

       Cash Uses:
       Principal Payments:
               Banks                                                                               60                   150
               Public                                                                             450                   310
       Interest                                        163                   430                  375                   315
       Dividends                                        95                   180                  172                   172
       Fees                                             55                     -                    -                     -
                                             --------------       ---------------       --------------        --------------
                             Total Cash Uses           313                   610                1,057                   947
                                             --------------       ---------------       --------------        --------------

                                 Ending Cash         $ 330                 $ 420                $ 263                 $ 211
                                             ==============       ===============       ==============        ==============

------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     '03 OPTION GRANTED BY BANKS TO COMPANY

                       EXTEND 12/31/03 MATURITY TO 3/31/05
                                - Libor plus 250
                                - 3.5% fee (added to loan amount)

--------------------------------------------------------------------------------

Liquidity Overview at Closing                                   Conseco Logo


                                          HOLDING           FINANCE
    ($'S IN MILLIONS)                     COMPANY           COMPANY             TOTAL
                                       -------------     -------------     --------------
    CASH/LIQUIDITY-PRE CLOSE                $ 1,165             $ 100            $ 1,265
    REPAYMENTS OF DEBT                         (650)                -               (650)
    D&O COLLATERAL                              (50)                -                (50)
                                       -------------     -------------     --------------
    TOTAL LIQUIDITY AFTER CLOSING             $ 465             $ 100              $ 565
                                       =============     =============     ==============


--------------------------------------------------------------------------------
        ALREADY HAVE CASH TO PAY DEC. '00 DEBT OF $131 MILLION AND $175
        MILLION TOWARDS JUNE '01 MATURITY, WHILE MAINTAINING IN EXCESS OF
        $200 MILLION OF OVERALL LIQUIDITY.
--------------------------------------------------------------------------------

Restoration Program Outcome                                      Conseco Logo


     -    Debt and preferred paydown exceed $3.5 billion under plan

     -    Lowest debt/equity ratio since 1996 by end of 2003


                                                                                                                   ----------------
                                                                                                                         DEBT
($'s in millions)     12/31/97    12/31/98    12/31/99    6/30/00    12/31/00     12/31/01    12/31/02    12/31/03    PAID DOWN
                     ---------------------------------------------   --------------------------------------------- ----------------
Bank debt             $ 1,850     $ 2,280     $ 2,180     $ 2,720     $ 1,970     $ 1,500     $ 1,350     $ 1,200      $ 1,520
Public debt               500       1,540       2,660       3,180       3,040       2,380       1,930       1,620        1,560
                     ---------------------------------------------   --------------------------------------------- ----------------
       Total debt       2,350       3,820       4,840       5,900       5,010       3,880       3,280       2,820      $ 3,080
                                                                                                                   ================

Trust preferreds        1,400       2,130       2,680       2,430       2,430       1,930       1,930       1,930        $ 500
                                                                                                                   ----------------
Common equity           5,220       5,300       6,330       5,890       5,890       6,900       7,420       7,950       $3,580
                     ---------------------------------------------   ---------------------------------------------
       Total capital  $ 8,970    $ 11,250    $ 13,850    $ 14,220    $ 13,330    $ 12,710    $ 12,630    $ 12,700  = TOTAL PAYDOWNS
                     =============================================   ============================================= ----------------

                                                                                                                   ----------------

Debt to total capital   26.2%       34.0%       34.9%       41.5%       37.6%       30.5%       26.0%       22.2%

                         -------------------------------------
                         At Close, Net Debt = $4,941 mm Debt Service = $500 mm Running Rate '01 Cash from Operations = $700 mm Coverage on Bank & Public Debt = 1.4X Total Coverage = 1.1X
                         -------------------------------------

Strong Operating Businesses Will Cover Fixed Charges              Conseco Logo
During '01 (first time since '97)

Debt and Trust Preferred Paydown Plan

Bar Chart Graphic demonstrating levels of Public Debt, Bank Debt and Trust Preferreds.

                                                                                                              First Half
CASH INFLOWS                                 1996            1997            1998               1999             2000
                                       ---------------------------------------------------------------------------------
 Insurance Companies                        $221.2          $326.0          $ 277.7           $ 361.8            $225.0
 Finance Company                                 -               -         (1,971.0)         (1,246.0)           (284.0)
 Other                                         1.6           (19.9)            17.6             (23.3)             28.5
                                       ---------------------------------------------------------------------------------
             Total Operating Cash Flow      $222.8          $306.1        $(1,675.7)         $ (907.5)           $(30.5)
                                       =================================================================================

                                           Second Half
CASH INFLOWS                                   2000             2001               2002               2003
                                       ---------------------------------------------------------------------
 Insurance Companies                         $ 225.0            $450.0             $475.0            $510.0
 Finance Company                                50.0             250.0              335.0             385.0
 Other                                             -                 -                  -                 -
                                       ---------------------------------------------------------------------
             Total Operating Cash Flow       $ 275.0            $700.0             $810.0            $895.0
                                       =====================================================================


Conclusion                                                       Conseco Logo

o        The Company Has Achieved the First Major Stride in Its "Restoration
         Plan"
         o        Restructuring:
                  o        Manage Holding Company Debt
                             -- Agreements in Place
                 o Disposing of or Closing Non-Strategic Assets
                           --Well Underway
         o        Realignment
                  o        Cost Reductions
                              --Executed at Finance
                           --Begun Process at Insurance Operations
                  o        Setting Responsible - but Stretch Goals
                           --Done
                  o        Pay for Performance
                           --In Process
         o        Reinvigoration
                  o        Quality
                  o        Productivity
                  o        Growth

How to View the New Conseco!                           Conseco Logo

Image of a weight lifter with the word FINANCE written on his left arm and the word INSURANCE written on his right easily lifting a dumbbell that has the word HOLDING on it.

Left side of weight lifter image:

"Middle Market" - with arrow pointing to right arm.

Sales Focus
- several strong positions
- non-insurance company efficiencies

Positive Cash - with arrow pointing to dumbbell

Minimum expenses - with arrow pointing to dumbbell

Right side of weight lifter image:

Market Leaders in
- M.H. financing - with arrow pointing to left arm
- Home improvement financing - with arrow pointing to left arm

Positive Cash - with arrow pointing to dumbbell

Responsible Debt - with arrow pointing to dumbbell